Exhibit 32

Section 1350 Certification

      In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy M. Donahue, President & Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	/s/ TIMOTHY M. DONAHUE -------------------------------------------------------- Timothy M. Donahue Chief Executive Officer

Section 1350 Certification

      In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Vice President & Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	/s/ PAUL N. SALEH -------------------------------------------------------- Paul N. Saleh Chief Financial Officer